Exhibit 99.2

Innovative Food Holdings, Inc.* ( OTC: IVFH) *UPCOMING NAME CHANGE TO HARVEST HOLDINGS GROUP, INC.

Forward - Looking Statements This presentation has been prepared by Innovative Food Holdings, Inc., a Florida corporation (the “Company,” “IVFH,” “we,” “us” or “our”), solely for informational purposes. No representations, warranties or undertakings, express or implied, are made by the Company or any of its officers, directors, affiliates, advisers or representatives as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation. By viewing or accessing the information contained in this presentation, you acknowledge and agree that none of the Company or any of its officers, directors, affiliates, advisers or representatives accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this presentation or otherwise arising in connection with the presentation. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. None of the Company or any of its affiliates, advisers or representatives make any undertaking to update any such information subsequent to the date hereof except as required by law. This presentation should not be construed as legal, tax, investment or other advice. This presentation contains statements that reflect the Company’s intent, beliefs or current expectations about the future. These statements can be recognized by the use of words such as “expects,” “plans,” “will,” “estimates,” “projects,” “intends” or words of similar meaning. These forward-looking statements are made only, and are based on, estimates and information available to the Company, as of the date of this presentation, and are not guarantees of future performance. All statements other than statements of historical fact in this presentation are forward - looking statements, including but not limited to, the Company’s goals and growth strategies; the Company’s expectations regarding demand for and market acceptance of the Company’s brand and products; the Company’s future business development, results of operations and financial condition; the Company’s ability to maintain and improve the Company’s infrastructure necessary to operate the Company’s business; competition in the industry the Company operates in; the expected growth of, and trends in, the markets for the Company’s products in the markets in which jurisdictions that the Company sells its products; the Company’s ability to compete successfully with its competitors, government policies and regulations relating to the Company’s operations; the Company’s proposed plan to list on Nasdaq; general economic and business condition in the U.S. and elsewhere; the Company's ability to operate as a public company; the period of time for which its current liquidity will enable the Company to fund its operations; the volatility of the Company's operating results and financial condition and the price of its shares of common stock; the Company's ability to attract and retain qualified senior management personnel and employees; and assumptions underlying or related to any of the foregoing and other risks detailed in the Company's filings with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov.

Forward - Looking Statements (cont.) These forward - looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry. The Company undertakes no obligation to update forward - looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward - looking statements are reasonable, it cannot assure you that its expectations will turn out to be cor rect, and investors are cautioned that actual results may differ materially from the anticipated results. This presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Company for sale in the United States or anywhere else. No part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Specifically, these materials do not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended, and the regulations enacted thereunder. This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. Any decision to purchase the Company’s securities should be made solely on the basis of the information contained in the Company’s public filings and any prospectus relating to the proposed offering. Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. In evaluating its business, the Company uses or may use certain non - GAAP measures as supplemental measures to review and assess its operating and financial performance. These non - GAAP financial measures have limitations as analytical tools, and when assessing the Company’s operating and financial performances, investors should not consider them in isolation, or as a substitute for any consolidated statement of operations data prepared in accordance with US GAAP. THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WITH THIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLEOR IN PART, TO ANY OTHER PERSON IN ANY MANNER. Before you invest, you should read the filings the Company has made to the SEC for more complete information about the Company. You may get these documents for free by visiting EDGAR on the SEC Website www.sec.gov.

Our company history: major recent turnaround



In the late ’90s, frustrations with traditional food sourcing drove our founding chef to create a drop-ship network of his hand-picked suppliers of specialty foodservice items

Sold off 3 direct-to-consumer, specialty food sites

igourmet

MOUTH

plant belly

Leveraged our gourmet product experience and refocused on retail



After years of unprofitable M&A, new leadership refocused on profitable foodservice core and retail; within 2 years, achieved significant profitable growth

GOLDEN Organics

LoCo Food Distribution EST. 2011

In late 2024, we acquired two new local distributors in the Denver area, extending catalog into Organics

- **Digital Channels: 53% or rev**
- **Local distribution: 17% of rev**
- **National distribution: 25% of rev***

IVFH is now a diversified platform of complementary B2B specialty foodservice businesses. Now pursuing Nasdaq uplisting and name change to Harvest Group Holdings, Inc.

IVFH finished 2024 with $72M in revenue, but with Q4 organic revenue +44%**, and consistently profitable for first time in a decade

*Based on 2024 10K; remainder due to services and divested direct to consumer
**excludes divestitures & acquisitions

Leadership team hired in 2023, coming from large company backgrounds Bill Bennett CEO and Director • 19 years across Kroger, Walmart, SC Johnson, General Mills, and BCG • Most recently Head of e - Commerce for Kroger, leading a $10B P&L • BS in Business Mgmt from BYU • MBA from Duke Brady Smallwood COO and Director • 17 years across Kroger, Walmart, Coty, American Capital, and Freddie Mac • Has worked with Bill for >10 yrs • BS in Business Mgmt from BYU • MBA from Univ of Chicago Gary Schubert CFO • 19 years across Tyson Foods and Walmart • Finance experience across IR, analytics, accounting, operations, merchandising, e - commerce, and strategy • BS in Business Administration from Univ of Arkansas

Refreshed Board of Directors owns >50% of shares outstanding James Pappas, Chairman • Managing member of JCP Investment Mgmt • Extensive board and food experience • Board positions include UNFI and Red Robin • BBA and Masters in Finance Texas A&M Denver Smith, Audit Chair • Managing member of Carlson Ridge Capital • CFA charter holder • BBA in Finance and Economics, and MBA, Univ. of Oklahoma Jeff Gramm • Cofounder at Bandera Partners • Served on 8 public company boards • Adjunct value investing professor at Columbia • Author of activist investing book “Dear Chairman” • BA in Philosophy U of Chicago, and MBA Columbia Hank Cohn, Comp Chair • Successful track record of founding/selling service - based startups • Has served on multiple public and private company boards • MBA Baruch College Mark Schmulen, Nom/Gov Chair • Background in investment banking • Successful track record of founding/selling multiple technology - focused startups • BS Univ. of Pennsylvania, MS in Mgmt Stanford GSB Sam Klepfish • Former IVFH CEO of 17 years • Managing partner at ISG Capital • Background as a financial analyst • Touro University

The industry: $284B Specialty Foods segment is meaningful but fragmented Casual chain examples: Applebees, Cheesecake Factory Source: Datassential, 2022 & 2023 segment overviews 54% 56% 57% 60% 61% 64% 67% 68% 83% 46% 44% 43% 40% 39% 36% 33% 32% 17% K - 12 Colleges Fast casual Lodging Casual QSR Midscale Fine Dining Hospitals % of Foodservice Sales by Customer Channel Broadline distributors Other specialty $10 $24 $17 $68 $111 $34 $4 $15 Specialty Market Size ($B) Specialty Distributors (5000+ competitors) Broadline Distributor (e.g. Sysco, US Foods) All foodservice segments order from Specialty sales channels Midscale chain examples: IHOP, Denny’s, Golden Corral Total: $284B

Small, fragmented nature of specialty segment leaves service gaps for restaurants Industry gap 1. Inadequate catalog in breadth and freshness 2. Large delivery minimums ($400 - 1000) difficult to hit for independent restaurants 3. Sporadic delivery days based on truck routes 8 IVFH’s Solution 1. Extensive catalog of unique items, direct from the farm, boat, ranch or manufacturer 2. No delivery minimum – one order, one package 3. Fast, next - day delivery with competitive FedEx rates

IVFH has 6,000+ specialty food items with a particular focus on fresh categories Meat, seafood, cheese, organic, dry & packaged goods

Half of IVFH business is a capital - light nationwide dropship network …and we drop ship products to business customers nationwide directly from our drop ship vendors Over 27 years, we have developed a network of hundreds of specialty food suppliers across the globe…

The other half of our business is supported by our 3 distribution hubs Denver, CO Golden Organics LoCo Food Distribution Chicago, IL Artisan Specialty Foods Mt Top, PA Innovative Gourmet We ship freight across the country to major DCs and Airports, as well as manage our own truck fleet in Denver and Chicago

Our physical warehouses provide flexible services Storage Processing and Repacking 3PL distribution, drop ship, ecommerce

The IVFH Platform (Harvest) Unified catalog, proven execution playbook, centralized accounting/HR/IT/Legal Retailers Artisan Specialty Foods - Chicago Golden Organics - Denver LoCo Foods - Denver Airline Caterers (Gate Gourmet and LSG Sky Chefs) Local Distribution 17% of revenue* National Distribution (primarily PA warehouse) 25% of revenue Digital Channels 53% of revenue US Foods Sysco Performance Foodservice Group Gordon Foods Amazon HRVST $1B Long Term Goal: Future Growth will be Driven by Platform Flywheel Farms Boats Ranches Manufacturers M&A drives flywheel, and platform growth Recent M&A *Based on 2024 10K ; remaind er due to services and divested direct to con sumer

Core business now growing profitably • Three phase plan: 1. Stabilize : sell off non - performing businesses, refocus on B2B 2. Lay the Foundation for Growth : early acquisitions, grow foodservice 3. Build and Scale : drive scale in long - term business model • Q3 2024 marked end of Phase 1 • Q4 2024 organic revenue** +44%, driven by new retail business • FY 2024 flat revenue despite selling off $10M direct - to - consumer businesses • FY 2025 revenue to grow 15 - 25% • Market cap now $94M • Planning Nasdaq uplisting, name change to Harvest Group Holdings, and reverse stock split *Includes all discontinued ops **excludes divestitures & acquisitions * $51.6 $62.2 $80.1 $72.2 $72.1

Questions?

Appendix

Case Studies: We solve customer problems caused by gaps in traditional distribution models Top 3 domestic airline reduced costs by 20% while elevating quality of first - class snacks Accelerated marketplace launch for top tier U.S. broadline distributor Situation : Cost - conscious, top national retailer wanted competitive artisan cheese offering at a significant price advantage vs. competition, quickly Complication : Retailer had failed in years prior to build compelling program with traditional suppliers Resolution : Leveraged relationships across a diverse array of importers and European cheese producers to import 1.3M pounds of artisan cheeses, cut into retail size, and package in custom - designed display - ready - cases. At the direction of their global CEO, we met tight timelines to launch program before key holiday season Launched centralized, cost - saving artisan cheese program in retail channel in <3 mo. Situation : Major airline needed to reset profit margins while maintaining an elevated first - class snack experience Complication : With small volumes and very specific requirements, traditional suppliers unable to achieve necessary value equation Resolution : Utilizing capabilities built for our gourmet eCommerce offerings, we centralized sourcing, processing, and distribution to save 20% vs. status quo while also removing labor and complexity from their distributed kitchens Situation : Broadliner was seeking sales growth by broadening assortment Complication : Physical constraints in DCs and long lead times to onboard new vendors and items limited assortment expansion Resolution : Within 2 months, we integrated with their tech stack (technology work led by our in - house team) and launched 900 items that their merchants hand - picked from our broad assortment

IVFH capabilities allow distributors to extend catalog with no inventory risk, with step-change speed and freshness

IVFH collects selection of specialty food products…

Product examples:



Wild foraged mushrooms

Organic black barley

Day boat fresh seafood

Vanilla bean paste

600+ international cheeses

Custom cut fresh wagyu beef

… connects them into the IVFH platform…

- Digital Channels (>50%)
- Chicago Warehouse (*Artisan Specialty Foods*)
- PA Warehouse (*Innovative Gourmet*)
- Denver Warehouse (*Golden Organics / LoCo Foods*)

…then sells them through channels with an established customer base

Digital Channels (~70%)

US FOODS
Sysco
Gordon FOOD SERVICE
Cheney Brothers
PFG Performance Food Group
amazon

National Distribution (~15%)

Gategourmet
LSG Sky Chefs
Top 10 Retailer

Local Distribution (~15%)

SAFEWAY
DO-RITE DONUTS
WHOLE FOODS MARKET
Frontera GRILL
NATURAL GROCERS
TACO MAYA
the PUBLICAN